Exhibit 99.1
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Contacts: Sherman Miller, President and CEO
Max P. Bowman, Vice President and CFO
(601) 948-6813
CAL-MAINE FOODS, INC. ANNOUNCES ACQUISITION OF
EGG PRODUCTION ASSETS OF ISE AMERICA, INC.
RIDGELAND, Miss. (June

28, 2024) -

Cal-Maine Foods, Inc.

(NASDAQ: CALM) (“Cal-Maine

Foods” or the
“Company”) today announced the Company has completed the acquisition of substantially all the assets of
ISE America, Inc. and

certain affiliates (“ISE”) for approximately

$110 million. Cal-Maine Foods is

funding
the

acquisition

with

available

cash

on

hand.

The

acquired

ISE

assets

include

commercial

shell

egg
production

and

processing

facilities

with

current

capacity

of

approximately

4.7

million

laying

hens,
including

1.0

million

cage-free,

and

1.2

million

pullets,

feed

mills,

approximately

4,000

acres

of

land,
inventories and an egg products

breaking facility.

The acquired assets also include

an extensive customer
distribution network across

the Northeast and

Mid-Atlantic states, and

production operations in

Maryland,
New Jersey, Delaware and South Carolina.

Commenting on

the announcement,

Sherman Miller,

president and

chief executive

officer of

Cal-
Maine Foods, Inc., stated, “We

are excited about the opportunity

to significantly enhance our market

reach
in

the

Northeast

and

Mid-Atlantic

states

with

the

acquisition

of

these

assets

from

ISE.

The

added
production

and

distribution

capabilities

will

allow

us

to

serve

new

customers

and

expand

capacity,
particularly in the

Northeast, which

is largely

a new territory

for Cal-Maine Foods.

We are also

acquiring
production assets

for the

first time

in Maryland,

New Jersey

and Delaware.

ISE has

a long

history in

the
egg production

business and

enjoys a solid

reputation in

the marketplace.

We will

continue to honor

this
important legacy as

we build new

connections and customer

relationships. Cal-Maine

Foods has a

strong
record

of

driving

value

from

our

acquired

operations

with

a

proven

operating

model.

We

welcome

the
dedicated ISE operations team to the Cal-Maine Foods family

and look forward to a successful integration.
Working

together,

we

have

a

unique

opportunity

to

deliver

greater

value

to

both

our

customers

and
shareholders.”
About Cal-Maine Foods
Cal-Maine Foods,

Inc. is

primarily engaged

in the

production, grading,

packaging, marketing

and
distribution

of

fresh

shell

eggs,

including

conventional,

cage-free,

organic,

brown,

free-range,

pasture-
raised and nutritionally

enhanced eggs. The

Company, which is

headquartered in

Ridgeland, Mississippi,
is the largest

producer and distributor

of fresh shell

eggs in the

United States and

sells the majority

of its
shell

eggs

in

states

across

the

southwestern,

southeastern,

mid-western

and

mid-Atlantic

regions

of

the
United States.
Forward Looking Statements
Statements

contained

in

this

press

release

that

are

not

historical

facts

are

forward-looking
statements as that

term is defined

in the Private

Securities Litigation

Reform Act of

1995. The forward-
looking

statements

are

based

on

management’s

current

intent,

belief,

expectations,

estimates

and
projections

regarding

our

company

and

our

industry.

These

statements

are

not

guarantees

of

future
performance and involve risks,

uncertainties, assumptions and

other factors that are

difficult to predict
and may be beyond

our control. The factors

that could cause actual

results to differ materially

from those
projected

in

the

forward-looking

statements

include,

among

others,

(i)

the

risk

factors

set

forth

in

the
Company’s SEC filings

(including its Annual

Reports on Form

10-K, Quarterly Reports

on Form 10-Q

and
Current

Reports

on Form

8-K),

(ii)

the

risks and

hazards

inherent

in

the

shell

egg

business

(including
disease, pests,

weather conditions

and potential

for recall),

including but

not limited

to the

most recent
outbreak of highly pathogenic

avian influenza affecting poultry

in the U.S., Canada

and other countries
that

was

first

detected

in

commercial

flocks

in

the

U.S.

in

February

2022

and

that

first

impacted

our
flocks in December 2023, (iii) changes in the demand for and market prices of shell eggs and feed costs,

Cal-Maine Foods, Inc.

Announces Acquisition of Egg Production Assets of ISE America, Inc.

June 28, 2024
(iv) our ability

to predict and

meet demand for

cage-free and other

specialty eggs, (v)

risks, changes or
obligations that could result from our future acquisition of new flocks or businesses and risks or changes that

may

cause

conditions

to

completing

a

pending

acquisition

not

to

be

met,

(vi)

risks

relating

to
increased

costs

and

higher

and

potentially

further

increases

in

inflation

and

interest

rates,

(vii)

our
ability

to

retain

existing

customers,

acquire

new

customers

and

grow

our

product

mix,

(viii)

adverse
results in

pending litigation

matters, and

(ix) global

instability including as

a result

of the

war in

Ukraine,
the Israel-Hamas conflict

and attacks on shipping

in the Red Sea.

SEC filings may

be obtained from the
SEC

or

the

Company’s

website
,

www.calmainefoods.com.

Readers

are

cautioned

not

to

place

undue
reliance on forward-looking

statements because, while

we believe the

assumptions on which

the forward-
looking

statements

are

based

are

reasonable,

there

can

be

no

assurance

that

these

forward-looking
statements will

prove to

be accurate.

Further, the

forward-looking statements

included herein

are only
made as of the

respective dates thereof,

or if no date

is stated, as of

the date hereof.

Except as otherwise
required

by

law,

we

disclaim

any

intent

or

obligation

to

publicly

update

these

forward-looking
statements, whether as a result of new information, future events or otherwise.
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